Schedule of Prepaid Expenses (Details) - USD ($)		Sep. 30, 2025	Sep. 30, 2024
Prepaid Expenses
Prepaid expenses	[1]	$ 11,299,848	$ 350
Less: non-current portion		(6,028,021)
Amounts classified as current assets		$ 5,271,827	$ 350

[1]	The amount primarily represents $9,079,840 paid to service providers for business development and strategic expansion initiatives. These services included investor relations and brand-building support, market and feasibility assessments for new opportunities, and the identification of potential merger and acquisition targets. The balance also included prepaid professional fees of $2,219,529 for corporate governance and financial advisory services and $479 for office-related expenses.